EXHIBIT 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the accompanying Quarterly Report of Bionova Holding Corporation (the “Company”) on Form 10-Q for the period ended September 30, 2003 (the “Report”), I, Arthur H. Finnel, Chief Financial Officer of the Company, hereby certify that to my knowledge:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 2, 2003

/S/ ARTHUR H. FINNEL
Arthur H. Finnel
Chief Financial Officer